Exhibit 10.3

BARDI EQUITY LIMITED

BARDI EQUITY LIMITED

Unit 203, Level 2, Bangunan Cheng Wing Chan

Jalan Maharajalela

50150 Kuala Lumpur

Wilayah Persekutuan

Malaysia

Date: June 14, 2024

STARBOX GROUP HOLDINGS LTD.

V02-03-07, Velocity Office 2

Lingkaran SV, Sunway Velocity

55100 Kuala Lumpur

Malaysia

IRACE TECHNOLOGY LIMITED

V02-03-07, Velocity Office 2

Lingkaran SV, Sunway Velocity

55100 Kuala Lumpur

Malaysia

Dear Sirs,

RE: SOFTWARE PURCHASE AGREEMENT DATED June 14, 2024

We refer to the following documents:

(i)	Software purchase agreement dated June 14 , 2024 (“Agreement”) entered into between Bardi Equity Limited (Registration No. 238363) (“Assignor”), Irace Technology Limited (Registration No. 2131768) and Starbox Group Holdings Ltd. (Registration No. 381005); and

(ii)	Deed of Assignment dated June 14 , 2024 (“Deed”) entered into between Assignor and the persons named in Schedule 1 of the Deed (the “Assignees”).

The aforementioned documents are appended hereto for your reference. Unless otherwise defined herein, capitalised terms used in this notice shall have the same meanings given to them in the Agreement and the Deed.

We write to notify that, pursuant to the Deed, we have assigned, transferred and conveyed our right and entitlement to receive the Consideration Shares in favour of the Assignees.

Accordingly, we hereby authorise and instruct you to allot and issue the Consideration Shares directly to the Assignees. The number of Consideration Shares to be allotted and issued to each of the Assignees are as specified against each of the Assignees’ names in Schedule 1 of the Deed. Upon your issuance of the Consideration Shares to the Assignees, we agree and acknowledge that your payment obligation in respect of the Purchase Consideration under the Agreement shall be fully satisfied and discharged.

Yours faithfully,

For and on behalf of
BARDI EQUITY LIMITED

/s/ Jenny Tay
Name: Jenny Tay
Designation: Director

Unit 203, Level 2, Bangunan Cheng Wing Chan, Jalan Maharajalela, 50150 Kuala Lumpur, Wilayah Persekutuan, Malaysia

ACCEPTANCE

We, STARBOX GROUP HOLDINGS LTD. (Registration No. 381005), hereby acknowledge the receipt of the notice and agree to the terms and conditions as stated in the notice above.

Signed by
For and on behalf of
STARBOX GROUP HOLDINGS LTD.

/s/ Lee Choon Wooi
Name: Lee Choon Wooi
Designation: Chief Executive Officer

Date: June 14, 2024

We, IRACE TECHNOLOGY LIMITED (Registration No. 2131768), hereby acknowledge the receipt of the notice and agree to the terms and conditions as stated in the notice above.

Signed by
For and on behalf of
IRACE TECHNOLOGY LIMITED

/s/ Choo Keam Hui
Name: Choo Keam Hui
Designation: Director

Date: June 14, 2024